                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                 ____________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 2, 2001


                               VELOCITYHSI, INC.
              (Exact Name of Registrant as Specified in Charter)

               Delaware                                 0-31263                         94-3360232
    (State or Other Jurisdiction of            (Commission File Number)                (IRS Employer
            Incorporation)                                                          Identification No.)

          2175 N. California Blvd.
               Suite 150
         Walnut Creek, California                            94596
                                                     -----------------------

(Address of Principal Executive Offices)                   (Zip Code)

      Registrant's telephone number, including area code: (925) 952-5600

                                     None

         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

     This report is being filed by the Registrant to announce its preliminary results of operations for the fiscal year ended December 31, 2000 and its current status of operations. The press release issued by the Registrant relating to the announcement is filed as Exhibit 99.1 to this report.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

     The following exhibit is filed with this report on Form 8-K:

     Exhibit No.                   Description
     -----------                   -----------

        99.1          Press Release of the Registrant issued on April 2, 2001.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VELOCITYHSI, INC.



Date:  April 3, 2001               By: /s/ Charles P. Wingard
                                       ------------------------------
                                       Charles P. Wingard
                                       Senior Vice President, Chief Financial
                                       Officer, Secretary and Treasurer